Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is dated as of November 9, 2026, by and among TEN Holdings, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including any successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions stated in this Agreement, the Purchasers wish to purchase from the Company, and the Company wishes to issue and sell to the Purchasers, as shown on Schedule I, an aggregate of 3,389,831 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (“Common Stock”);

WHEREAS, the Company has filed with the Commission a registration statement on Form S-3 (File No. 333-299485) (as amended, the “Registration Statement”), which was declared effective on October 26, 2026, including the base prospectus dated October 26, 2026 (the “Base Prospectus”) included therein, relating to the offer and sale from time to time of securities of the Company, as such Registration Statement may be amended or supplemented from time to time (including pursuant to Rule 462(b) under the Securities Act), including all documents filed as part thereof or incorporated by reference therein, and including all information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B of the Securities Act; and

WHEREAS, the Company has filed, or will timely file, with the Commission pursuant to Rule 424(b) under the Securities Act a prospectus supplement relating specifically to the offer and sale of the Shares pursuant to this Agreement (the “Prospectus Supplement,” and, together with the Base Prospectus, the “Prospectus”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

Article I

DEFINITIONS

Section 1.1 Definitions.

In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to each Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Board of Directors” means the board of directors of the Company.

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“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the Commonwealth of Pennsylvania are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Company Counsel” means Polsinelli PC.

“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge, or the knowledge that would have been acquired after reasonable investigation, of the executive officers of the Company or any of its Subsidiaries having responsibility for the matter or matters that are the subject of the statement. With respect to any matters relating to Intellectual Property, such awareness or reasonable expectation to have knowledge does not require any such individual to conduct or have conducted or obtain or have obtained any freedom to operate opinions of counsel or any Intellectual Property rights clearance searches.

“Contract” means, with respect to any Person, any written agreement, contract, subcontract, lease (whether for real or personal property), mortgage, license, or other legally binding commitment or undertaking of any nature to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable Law.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Effect” means any effect, change, event, circumstance or development.

“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, lease, exclusive license, option, easement, reservation, servitude, adverse title, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction or encumbrance of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“GAAP” means United States generally accepted accounting principles.

“Governmental Authority” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature, (b) federal, state, local, municipal, foreign, supra-national or other government, (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, bureau, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any taxing authority) or (d) self-regulatory organization (including Nasdaq).

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“Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

“Law” means any federal, state, national, supra-national, foreign, local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority (including under the authority of Nasdaq or the Financial Industry Regulatory Authority).

“Material Adverse Effect” means any Effect, individually or together with any other Effect, that has had, has, or would reasonably be expected to have a material adverse effect on the business, financial condition, assets, liabilities or results of operations of the Company or its Subsidiaries, taken as a whole; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Material Adverse Effect: (a) the announcement or disclosure of the sale of the Shares or other transactions contemplated by this Agreement, (b) the taking of any action, or the failure to take any action, by the Company that is required to comply with the terms of this Agreement, (c) any natural disaster or epidemics, pandemics or other force majeure events, or any act or threat of terrorism or war, any armed hostilities or terrorist activities (including any escalation or general worsening of any of the foregoing) anywhere in the world or any governmental or other response or reaction to any of the foregoing, (d) any change in GAAP or applicable Law or the interpretation thereof or (e) general economic or political conditions or conditions generally affecting the industries in which the Company and its Subsidiaries operate; except in each case with respect to clauses (c), (d) and (e), to the extent disproportionately affecting the Company and its Subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which the Company and its Subsidiaries operate.

“Nasdaq” means The Nasdaq Stock Market.

“Permitted Encumbrances” means (i) Encumbrances for current taxes and assessments not yet past due or the amount or validity of which is being contested in good faith by appropriate proceedings, (ii) mechanics’, workmen’s, repairmen’s, warehousemen’s and carriers’ Encumbrances arising in the ordinary course of business of the Company consistent with past practice, (iii) non-exclusive licenses of Intellectual Property rights granted by the Company or any of its Subsidiaries in the ordinary course of business and that do not (in any case or in the aggregate) materially detract from the value of the intellectual property rights subject thereto, and (iv) any such matters of record, Encumbrances and other imperfections of title that do not, individually or in the aggregate, materially impair the continued ownership, use and operation of the assets to which they relate in the business of the Company as currently conducted.

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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Capital Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or non-U.S. regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subsidiary” means any subsidiary of the Company.

“Trading Day” means a day on which the Principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, and any other documents or agreements explicitly contemplated hereunder.

“Transfer Agent” means Computershare Trust Company, Inc., the current transfer agent of the Company, or any successor transfer agent for the Company.

Article II

PURCHASE AND SALE

Section 2.1 Purchase and Sale.

On the date hereof (or such other date as the parties may agree) (the “Closing Date”), upon the terms and subject to the conditions set forth herein, the Company will issue and sell to the Purchasers, and each Purchaser will purchase, the number of Shares subscribed for by such Purchaser as shown on Schedule I, at a price of $0.59 per Share, for an aggregate purchase price to be paid by the Purchasers of $2,000,000, in United States dollars (the “Subscription Amount”).

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Section 2.2 Closing.

(a) Closing. The closing of the purchase and sale of the Shares (the “Closing”) shall take place remotely via exchange of executed documents on the Closing Date.

(b) Payment. On or prior to the Closing Date, each Purchaser shall deliver to the Company such Purchaser’s respective portion of the Subscription Amount, as shown on Schedule I, via wire transfer of immediately available funds to an account designated in writing by the Company, or by other means approved by the Company on or prior to the Closing Date. At the Closing, following the receipt by the Company of the entire portion of the Subscription Amount payable by each Purchaser, the Company shall issue to such Purchaser the number of Shares subscribed for by such Purchaser in book entry, registered in the name of the Purchaser free and clear of any liens or restrictions (other than restrictions arising under federal securities laws).

Section 2.3 Closing Deliverables.

(a) On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i) this Agreement, duly executed by the Company;

(ii) the Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares (the “Listing Submission”);

(iii) a certificate of the Secretary of the Company, dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors or a duly authorized committee thereof of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (b) certifying the Articles of Incorporation (as defined below) and Bylaws (as defined below) in effect on the Closing Date and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(iv) a certificate evidencing the incorporation and good standing of the Company issued by the Secretary of State of the State of Nevada, as of a date within ten (10) Business Days of the Closing Date; and

(v) all documents, instruments and other writings required to be delivered by the Company to each Purchaser on or before the Closing Date pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated hereby.

(b) On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i) this Agreement, duly executed by such Purchaser; and

(ii) the entire portion of the Subscription Amount payable by such Purchaser, in United States dollars and in immediately available funds, by wire transfer to the Company.

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Article III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company.

Except as previously disclosed in the SEC Reports (as defined below), the Company hereby represents and warrants the following as of the date hereof (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) to each Purchaser:

(a) Due Organization; Subsidiaries. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted, (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used and (iii) to perform its obligations under all Contracts by which it is bound. All of the Company’s Subsidiaries are wholly owned by the Company. Each of the Company and its Subsidiaries is licensed and qualified to do business, and is in good standing (to the extent applicable in such jurisdiction), under the Laws of all jurisdictions where the nature of its business in the manner in which its business is currently being conducted requires such licensing or qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

(b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby or thereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, sale, issuance and delivery of the Shares contemplated herein has been taken. Each of the Transaction Documents to which the Company is a party has been (or upon delivery will have been) duly executed and delivered by the Company and is, or when delivered in accordance with the terms hereof or thereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, examinership, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(c) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the issuance, sale and delivery of the Shares, the performance by the Company of its obligations under this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby or thereby do not and will not conflict with, result in the breach or violation of, or constitute (with or without the giving of notice or the passage of time or both) a violation of, or default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, license, franchise, permit, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or its properties may be bound or affected, (ii) the Company’s articles of incorporation, as in effect on the date hereof (the “Articles of Incorporation”), the Company’s bylaws, as in effect on the date hereof (the “Bylaws”), or the equivalent document with respect to any of the Company’s Subsidiaries, as amended and as in effect on the date hereof, or (iii) any statute or law, judgment, decree, rule, regulation, ordinance or order of any court or governmental or regulatory body (including Nasdaq), Governmental Authority applicable to the Company, any of its Subsidiaries or their respective properties, except in the case of clauses (i) and (iii) for such conflicts, breaches, violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) Filings, Consents and Approvals. Except for any Current Report on Form 8-K to be filed by the Company in connection with the transaction contemplated hereby, any required filing with Nasdaq, including the Listing Submission, and the Prospectus Supplement, neither the Company nor any of its Subsidiaries is required to give any notice to, or make any filings with, or obtain any authorization, consent, or approval of any U.S. government or governmental agency in order to consummate the transactions contemplated by the Transaction Documents. Assuming the accuracy of the representations of each Purchaser in Section 3.2, no consent, approval, authorization or other order of, or registration, qualification or filing with, any Governmental Authority is required for the execution and delivery of the Transaction Documents or the valid issuance, sale and delivery of the Shares (other than such as have been or will be made or obtained), or for any securities filings required to be made under U.S. federal securities laws or the rules and regulations of Nasdaq. The Company and its Subsidiaries are unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to this Section 3.1(d).

(e) Issuance of the Shares. The issuance of the Shares has been duly authorized and the Shares, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable and free and clear of any Encumbrances, preemptive rights or restrictions (other than as provided in this Agreement or any restrictions on transfer generally imposed under applicable securities laws).

(f) Capitalization.

(i) As of November 6, 2026 (the “Capitalization Date”), before giving effect to the issuance of the Shares, the authorized capital stock of the Company consisted of (x) 1,000,000 shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”), none of which were issued and outstanding and convertible into shares of Common Stock, and (y) 250,000,000 shares of Common Stock, 12,066,848 shares of which were issued and outstanding. The Preferred Stock and the Common Stock are collectively referred to herein as the “Capital Stock.” All of the issued and outstanding shares of Capital Stock have been duly authorized and validly issued, and are fully paid and nonassessable and are free of any Encumbrances. As of the Capitalization Date, the Company has 177,262 shares of Common Stock reserved for issuance upon the exercise of outstanding options. As of the Capitalization Date, the Company had (i) an aggregate of 9,258 shares of Common Stock available for grant under the Company’s 2024 Equity Incentive Plan.

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(ii) None of the outstanding shares of Capital Stock or outstanding options or warrants to purchase Capital Stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Except as otherwise set forth in this Agreement or the SEC Reports, as of the date hereof there are no outstanding options, warrants, rights (including conversion or preemptive rights), agreements, arrangements or commitments of any character, whether or not contingent, relating to the issued or unissued Capital Stock of the Company or obligating the Company to issue or sell any share of Capital Stock of, or other equity interest in, the Company. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.

(g) SEC Reports; Disclosure Materials. During the one year prior to the date hereof, the Company has filed or furnished, as applicable, on a timely basis all forms, statements, certifications, reports and documents required to be filed or furnished by it with the Commission under the Exchange Act or the Securities Act (the “SEC Reports”). As of the time it was filed with the Commission (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and as of the time they were filed, none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) Financial Statements. As of their respective filing dates, the financial statements (including any related notes) contained or incorporated by reference in the SEC Reports (i) complied as to form in all material respects with the Securities Act and the Exchange Act, as applicable, (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q of the Commission, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount) applied on a consistent basis unless otherwise noted therein throughout the periods indicated and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the periods covered thereby. Other than as expressly disclosed in the SEC Reports filed prior to the date hereof, there has been no material change in the Company’s accounting methods or principles that would be required to be disclosed in the Company’s financial statements in accordance with GAAP. Except as set forth in the consolidated financial statements of the Company included in the SEC Reports filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect. The books of account and other financial records of the Company and each of its Subsidiaries are true and complete in all material respects.

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(i) Independent Accountants. AssentSure PAC, who have certified certain financial statements of the Company and delivered their report with respect to the audited financial statements included in the SEC Reports, has, on the respective filing dates of the financial statements contained or incorporated by reference in the SEC Reports, been (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act), (ii) to the Company’s Knowledge, “independent” with respect to the Company within the meaning of Regulation S-X under the Exchange Act and (iii) to the Company’s Knowledge, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the Commission and the Public Accounting Oversight Board thereunder.

(j) Absence of Certain Changes. Since September 30, 2026, except as set forth in the SEC Reports and the consummation of the transactions contemplated by this Agreement, there has been (i) no material adverse change to, and no material adverse development in, the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries and (ii) no Material Adverse Effect. Except as set forth in the SEC Reports, since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any material assets, individually or in the aggregate, outside of the ordinary course of business, (iii) made any material change or material amendment to, or waiver of any material right, or termination of, any material Contract or (iv) had material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead any such creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3.1(j), “Insolvent” means, with respect to any Person, (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total indebtedness, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

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(k) Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s Knowledge, currently threatened in writing against the Company or any of its directors and officers that questions the validity of the Transaction Documents or the right of the Company to enter into the Transaction Documents or to consummate the transactions contemplated hereby. There is no material action, suit, proceeding or investigation pending or, to the Company’s Knowledge, currently threatened in writing against the Company or any Subsidiary or any of their respective directors and officers.

(l) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the Bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in (i) default of, or in violation of, nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Contract (whether or not such default or violation has been waived) or (ii) violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in each case for defaults or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, except as disclosed in the SEC Reports, the Company is not in violation of any of the rules, regulations or requirements of Nasdaq. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses as currently conducted, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(m) Title to Assets. Each of the Company and its Subsidiaries owns, and has good and marketable title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or tangible assets and equipment used or held for use in its business or operations or purported to be owned by it, including: (i) all tangible assets reflected on the financial statements (including the related notes and schedules thereto) included (or incorporated by reference) in the SEC Reports and (ii) all other tangible assets reflected in the books and records of the Company as being owned by the Company. All of such assets are owned or, in the case of leased assets, leased by the Company or any of its Subsidiaries free and clear of any Encumbrances, other than Permitted Encumbrances.

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(n) Disclosure Controls/Procedures and Internal Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established. Since the end of the Company’s most recent audited fiscal year, there have been no material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal controls over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting.

(o) Sarbanes-Oxley. The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(p) Certain Fees. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. No Purchaser shall have an obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(p) that may be due in connection with the transactions contemplated by the Transaction Documents. The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(q) Registration Rights. Other than as set forth in the SEC Reports, or as otherwise disclosed to the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(r) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration or listing. To the Company’s Knowledge, the Company is, and after giving effect to the transactions anticipated to occur at the Closing, and subject to receipt or completion of the filings, consents and approvals set forth in Section 3.1(d), the Company will be in compliance with all applicable initial and continued listing requirements of the Principal Trading Market.

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(s) Disclosure. The Company confirms that it has not provided and, to the Company’s Knowledge, none of its officers or directors nor any other Person acting on its or their behalf has provided the Purchaser, in its capacity solely as the Purchaser hereunder and not as an Affiliate of the Company or its Subsidiaries, or its respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information and except for information that will be disclosed by the Company in the Transaction Form 8-K (as defined below) as contemplated by Section 4.1 hereof. The Company understands and confirms that each Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company.

(t) Tax Matters. Each of the Company and each of its Subsidiaries has timely filed all income tax returns and all other material tax returns that were required to be filed by or with respect to it under applicable Law (taking into account any applicable extensions thereof). All such tax returns were correct and complete in all material respects and have been prepared in material compliance with all applicable Law. Subject to exceptions as would not be material, no claim has ever been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file tax returns that the Company or any of its Subsidiaries is subject to taxation by that jurisdiction. All material amounts of taxes due and owing by the Company and each of its Subsidiaries (whether or not shown on any tax return) have been timely paid. Since the date of the most recent financial statements (including the related notes and schedules thereto) included (or incorporated by reference) in the SEC Reports, neither the Company nor any of its Subsidiaries has incurred any material liability for taxes outside the ordinary course of business consistent with past practice.

(u) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Reports and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect.

(v) Acknowledgment Regarding Purchasers’ Purchase of Shares. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor of the Company or any of its Subsidiaries (or in any similar capacity) with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Shares. The Company further represents to each Purchaser that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(w) No Additional Agreements. Neither the Company nor any of its Subsidiaries has any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

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(x) Compliance with Registration Requirements. The Registration Statement became effective under the Securities Act on October 26, 2026 and continues to be effective under the Securities Act and, to the Company’s knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or, to the knowledge of the Company, are pending or contemplated or threatened by the Commission. The Company meets the eligibility requirements for use of Form S-3 under the Securities Act. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, at the time they were or hereafter are filed with the Commission, or became effective under the Exchange Act, as the case may be, complied and will comply with in all material respects with the requirements of the Exchange Act.

(y) Prospectus Supplement Disclosure. The Prospectus Supplement when filed complied or will comply in all material respects with the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, including any documents incorporated or deemed to be incorporated by reference in the Registration Statement, at the time it became or becomes effective pursuant to Rule 430B promulgated under the Securities Act, complied and will comply in all material respects with the Securities Act, and did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus (including any prospectus wrapper), as of its date, did not, and at the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts or other documents required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement which have not been described or filed as required.

Section 3.2 Representations and Warranties of the Purchasers.

Each Purchaser hereby acknowledges, represents and warrants as of the date hereof to the Company as follows:

(a) Organization; Authority. If the Purchaser is a legal entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. If the Purchaser is an individual, the signature of such Purchaser on this Agreement is genuine and such person has the legal competence and capacity to execute the same or, if the Purchaser is a legal entity, the signatory has been duly authorized to execute the same on behalf of such Purchaser.

(b) Enforceability. Each Transaction Document to which the Purchaser is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

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(c) No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not (i) conflict with, or constitute a default (or any event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party to, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal securities laws and applicable securities laws having application in the jurisdiction in which such Purchaser is resident which would apply to the acquisition of the Shares) applicable to the Purchaser, except, in either case, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

(d) Access to Information. The Purchaser acknowledges that it has had the opportunity to review the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in the Transaction Documents. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Shares.

(e) No Hedging or Short Sales. The Purchaser has not, directly or indirectly, through its agents, representatives or affiliates, engaged in or effected, in any manner whatsoever, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Securities Exchange Act of 1934, as amended) of the Common Stock, (ii) hedging transaction, which established a net short position with respect to the Common Stock or any other equity security of the Company or (iii) other transaction that involved hedging Purchaser’s position in any equity security of the Company.

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(f) Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that the Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor any Affiliate of the Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Purchaser’s investments or trading or information concerning the Purchaser’s investments, including in respect of the Shares, and (z) is subject to the Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Other than to other Persons party to this Agreement, and to the Purchaser’s representatives or agents, including, but not limited to, the Purchaser’s legal, tax and investment advisors, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(g) Independent Investment Decision. The Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents, and the Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. The Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares. The Purchaser understands that Company Counsel have acted solely as agents of the Company in this offering of the Shares and the Purchaser has not relied on the business or legal advice of Company Counsel in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to the Purchaser in connection with the transactions contemplated by the Transaction Documents.

(h)  No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(i) Regulation M. The Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of the Shares and other activities with respect to the Shares by the Purchaser.

(j) Beneficial Ownership. The purchase by the Purchaser of the Shares issuable to it will not result in the Purchaser (individually or together with any other Person with whom the Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, beneficial ownership in excess of 19.99% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. The Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), beneficial ownership in excess of 19.99% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred; provided, however, the Purchaser acknowledges and understands that it may have reporting obligations under Section 13 and Section 16 of the Exchange Act as a result of its acquisition of the Shares and hereby covenants to comply with such reporting obligations.

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(k) Residency. The Purchaser’s residence or principal place of business, as applicable, is located at the address immediately below the Purchaser’s name on its signature page hereto.

The Company and each Purchaser acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

Article IV

OTHER AGREEMENTS OF THE PARTIES

Section 4.1 Securities Laws Disclosure; Publicity; Non-Public Information.

(a) Disclosure of Transaction. On or before 5:30 p.m., Eastern time, on the fourth Business Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement)) (the “Transaction Form 8-K”). From and after the filing of the Transaction Form 8-K, the Company shall have disclosed all material, non-public information (if any) provided to the Purchasers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. Each Purchaser covenants that until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 4.1, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with the Transaction Documents (including the existence and terms of this transaction); provided, however, any disclosure may be made by such Purchaser to such Purchaser’s representatives or agents, including, but not limited to, such Purchaser’s legal, tax and investment advisors.

(b) Limitations on Disclosure. Other than as required under the Transaction Documents (but subject to any other disclosure obligations of the Company with respect thereto), the Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed with the Company to keep such information confidential. If any material, non-public information is required to be provided by the Company or any of its Subsidiaries to such Purchaser pursuant to the Transaction Documents, the Company shall obtain such Purchaser’s prior written consent prior to providing such information to such Purchaser, and if such Purchaser fails to provide such written consent, the Company shall not be deemed to be in breach of any of the Transaction Documents as a result of the failure to provide such information. To the extent that the Company delivers any material, non-public information to a Purchaser without such Purchaser’s prior written consent in breach of the foregoing sentence, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality with respect to such material, non-public information, provided that such Purchaser shall remain subject to applicable law. Subject to the foregoing, neither the Company, its Subsidiaries nor such Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of such Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Transaction Form 8-K and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) above, such Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of such Purchaser (which may be granted or withheld in such Purchaser’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Purchaser in any filing, announcement, release or otherwise, except as may be required by applicable law or regulations. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that such Purchaser shall not have (unless expressly agreed to by such Purchaser after the date hereof in a written definitive and binding agreement executed by the Company and such Purchaser), any duty of confidentiality with respect to any material, non-public information regarding the Company or any of its Subsidiaries, provided that such Purchaser shall remain subject to applicable law.

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Section 4.2 Use of Proceeds.

The Company shall use the net proceeds from the sale of the Shares hereunder working capital and general corporate purposes.

Section 4.3 Conduct of Business.

The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Authority, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

Section 4.4 Principal Trading Market Listing.

In the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Principal Trading Market an additional shares listing application covering all of the Shares and shall use its commercially reasonable efforts to take all steps necessary to cause all of the Shares to be approved for listing on the Principal Trading Market as promptly as possible thereafter.

Section 4.5 Short Sales After the Date Hereof.

Each Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as required by and described in Section 4.1 or (ii) this Agreement is terminated in full. Each Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.1, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents; provided, however, any disclosure may be made to such Purchaser’s representatives or agents, including, but not limited to, the Purchaser’s legal, tax and investment advisors.

Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.1 or this is terminated in full.

Notwithstanding the foregoing, in the case of each Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s or Trading Affiliate’s assets, this Section 4.5 shall apply only with respect to the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.

Section 4.6 Best Efforts.

Each Purchaser shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 5.2 of this Agreement. The Company shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 5.1 of this Agreement.

Section 4.7 Regulation M.

The Company will not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Shares contemplated hereby.

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Article V

CONDITIONS PRECEDENT

Section 5.1 Conditions to the Company’s Obligation to Sell.

(a) The obligation of the Company hereunder to issue and sell the Shares to each Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing such Purchaser with prior written notice thereof:

(i) Such Purchaser shall have duly executed (as applicable) and delivered to the Company each of the Purchaser Deliverables.

(ii) Such Purchaser shall have delivered to the Company such Purchaser’s respective portion of the Subscription Amount, as shown on Schedule I, via wire transfer of immediately available funds to an account designated in writing by the Company, or by other means approved by the Company on or prior to the Closing Date.

(iii) The representations and warranties of such Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

Section 5.2 Conditions to Each Purchaser’s Obligation to Purchase.

(a) The obligation of each Purchaser hereunder to purchase the Subscribed Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company shall have duly executed (as applicable) and delivered to such Purchaser each of the Company Deliverables.

(ii) Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

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(iii) The Common Stock (A) shall be designated for quotation or listed (as applicable) on Nasdaq and (B) shall not have been suspended, as of the Closing Date, by the Commission or Nasdaq from trading on Nasdaq.

(iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(v) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(vi) The Company shall have delivered to such Purchaser such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Purchaser or its counsel may reasonably request.

Article VI

MISCELLANEOUS

Section 6.1 Fees and Expenses.

The Company and each Purchaser shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. Notwithstanding the foregoing, the Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Shares to the Purchasers.

Section 6.2 Entire Agreement.

The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and each Purchaser will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

Section 6.3 Notices.

All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by e mail upon written confirmation of receipt by e mail or otherwise, (b) on the first Trading Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Trading Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the Company:

TEN Holdings, Inc.
c/o Studio

1 Rockefeller Plaza, 2nd Floor

New York, NY 10020
Attention: Virgilio D. Torres, Chief Executive Officer
E-mail: [***]

With a copy to:

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POLSINELLI PC

1401 I Street, NW, Suite 800

Washington, DC 20005

Attention: Shashi Khiani
e-mail: [***]

If to a Purchaser:

To the address set forth under such Purchaser’s name on the signature page hereof or such other address as may be designated in writing hereafter, in the same manner, by such Person.

Section 6.4 Amendments; Waivers; No Additional Consideration.

No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers (or their successors and assigns) representing a majority of the Shares, provided that prior to the Closing Date, any amendment shall require the unanimous written consent by the Purchasers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 6.5 Construction.

The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

Section 6.6 Successors and Assigns.

The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers (or their successors and assigns) representing a majority of the Shares. Each Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Shares in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to transferred Shares, by the terms and conditions of this Agreement that apply to such Purchaser.

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Section 6.7 Third-Party Beneficiaries.

This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 6.8 Governing Law.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in state or federal courts in the State of New York, County of New York (“New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.9 Survival.

The representations and warranties of the Company and each Purchaser shall survive for a period of twelve (12) months after the date hereof.

Section 6.10 Execution.

As between the Company and each Purchaser, this Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e- mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

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Section 6.11 Severability.

If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 6.12 Rescission and Withdrawal Right.

Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever a Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

Section 6.13 Remedies.

In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TEN HOLDINGS, INC.

By:
Name:	Virgilio Torres
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By:
Name:

Email Address:

Address:

SCHEDULE I

Purchase Schedule

Purchaser	Shares	Subscription Amount

Schedule I